Advancing medicines. Solving problems. Improving lives. Advancing medicines. Solving problems. Improving lives. Q4 2024 Earnings Supplemental Materials March 5, 2024 1

Advancing medicines. Solving problems. Improving lives. 2 ® Disclaimer Certain statements in this presentation include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “may,” “will,” or the negative of those terms, and similar expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the advancement and related timing of our product candidate Anaphylm through clinical development and approval by the U.S. Food and Drug Administration (FDA), including receipt and release of topline data and the filing of the Anaphylm New Drug Application (NDA); regarding the 2024 financial outlook of the Company and its growth and future financial and operating results and financial position; and other statements that are not historical facts. These forward-looking statements are subject to the uncertain impact of the COVID-19 global pandemic on the Company’s business including with respect to its clinical trials including site initiation, enrollment and timing and adequacy of clinical trials; on regulatory submissions and regulatory reviews and approval of Anaphylm and Libervant and the Company's other pipeline products, pharmaceutical ingredients and other raw materials supply chain, manufacture, and distribution; and ongoing availability of an appropriate labor force and skilled professionals. These forward-looking statements are based on the Company’s current expectations and beliefs and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Such risks and uncertainties include, but are not limited to, risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of its product development activities and clinical trials for Anaphylm, Libervant and our other product candidates; risk of the Company’s ability to generate sufficient data in its PK/PD comparability submission for FDA approval of Anaphylm; risk of the Company’s ability to address the FDA’s comments on the Company’s pivotal PK study protocol and other concerns identified in the FDA End-of-Phase 2 meeting for Anaphylm, including the risk that the FDA may require additional clinical studies for approval of Anaphylm; risk of delays in or the failure to receive FDA approval of Anaphylm; risks associated with the Company’s development work, including any delays or changes to the timing, cost and success of the Company’s product development activities; risk of the success of any competing products; risk inherent in commercializing a new product (including technology risks, financial risks, market risks and implementation risks, and regulatory limitations); risk of the rate and degree of market acceptance of our product candidates, including Anaphylm and Libervant, and our licensed products in the U.S. and abroad; risk of insufficient capital and cash resources, including insufficient access to available debt and equity financing and revenues from operations, to satisfy all of the Company’s short-term and longer term liquidity and cash requirements and other cash needs, at the times and in the amounts needed, including to fund future clinical development activities for Anaphylm, Libervant and our other product candidates; risk of failure to satisfy all financial and other debt covenants and of any default under existing debt financing; risk that our manufacturing capabilities will be sufficient to support demand for existing and potential future licensed products in the U.S. and other countries; risk of eroding market share for Suboxone® and risk as a sunsetting product, which accounts for the substantial part of our current operating revenue; risk of the size and growth of our product markets; risks of compliance with all FDA and other governmental and customer requirements for our manufacturing facilities; risks associated with intellectual property rights and infringement claims relating to the Company's products; risk of unexpected patent developments; uncertainties related to general economic, political (including acts of war and terrorism), business, industry, regulatory, financial and market conditions and other unusual items; and other risks and uncertainties affecting the Company described in the “Risk Factors” section and in other sections included in the Company’s 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission. Given those uncertainties, you should not place undue reliance on these forward-looking statements, which speak only as of the date made. All subsequent forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by this cautionary statement. The Company assumes no obligation to update forward-looking statements or outlook or guidance after the date of this presentation whether as a result of new information, future events or otherwise, except as may be required by applicable law. PharmFilm® and the Aquestive logo are registered trademarks of Aquestive Therapeutics, Inc. The trade name for AQST-109 “Anaphylm” has been conditionally approved by the FDA. Final approval of the Anaphylm proprietary name is conditioned on FDA approval of the product candidate, AQST-109. All other registered trademarks referenced herein are the property of their respective owners. © 2024 Property of Aquestive Therapeutics, Inc.

Advancing medicines. Solving problems. Improving lives. 3 Q4 2023 Earnings: Key Messages Financial Performance  Exceeded our revenue and Non-GAAP Adjusted EBITDA guidance  $45MM debt refinancing resulted in cash savings of approximately $28MM through June of 2025  Finished the year with approximately $24MM in cash AnaphylmTM (epinephrine) sublingual film  On track for submission of New Drug Application (“NDA”) before year end 2024  Positive top-line data reported from pilot studies in 2023  Pivotal trial commenced – first patient dosed in December of 2023 - top-line data expected in March of 2024 LibervantTM (diazepam) buccal film  Submitted NDA for Libervant for patients between the ages of two and five years old  PDUFA action date is April 28, 2024

Advancing medicines. Solving problems. Improving lives. 4 Consistent Execution in Q4  Received positive FDA feedback on Anaphylm pivotal study protocol November Completed $45MM debt refinancing Presented positive data from Anaphylm pilot studies at America College of Allergy, Asthma, and Immunology Annual Meeting October  Anaphylm pivotal study commenced – top-line data expected in March of 2024  Finished the year with approximately $24MM in cash December

Advancing medicines. Solving problems. Improving lives. Anaphylm Pivotal Study 5

Anaphylm Pivotal Study Design



Repeat Dose
Healthy volunteers (n=36)
Anaphylm
Epi Manual
EpiPen®
Dose #1
15 min
Anaphylm
Epi Manual
Epipen
Dose #2
Single Dose
Healthy volunteers (n=64)
Anaphylm
Epi Manual
EpiPen
Auvi-Q®

6

Aquestive
Advancing medicines.
Solving problems.
Improving lives.

Advancing medicines. Solving problems. Improving lives. Key Endpoints 7 Pharmacokinetic (PK) Pharmacodynamic (PD) • Maximum plasma concentration (Cmax) • Time to maximum plasma concentration (Tmax) • Partial area under the curve at 10, 20, 30, and 45 minutes • Change in systolic blood pressure • Change in diastolic blood pressure • Change in heart rate

Advancing medicines. Solving problems. Improving lives. Financial Results 8

Advancing medicines. Solving problems. Improving lives. 9 Continuing to Manage Our Cash Position1 26.9 22.4 24.9 23.9 0 5 10 15 20 25 30 Ending Cash C as h in M ill io ns Ending Cash by Quarter Q1 2023 Q2 2023 Q3 2023 Q4 2023 1.Principal and interest debt payments were made on October 2, 2023, when due.

Advancing medicines. Solving problems. Improving lives. 10 Our Base Business Excluding R&D Expenses1 1. Non-GAAP adjusted EBITDA excluding research and development expenses -8.9 -18.6 1.0 -20 -15 -10 -5 0 5 U S D ol la rs in M ill io ns Year Base Business Excluding R&D 2021 2022 2023

Advancing medicines. Solving problems. Improving lives. 11 Manufacturing Volumes Meet Expectations and Generate Cash Flow 36,413 42,182 47,041 41,097 36,863 33,458 47,954 46,241 45,328 - 10,000 20,000 30,000 40,000 50,000 60,000 Q4 2021 Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Vo lu m es Strip Volume (millions)

Advancing medicines. Solving problems. Improving lives. 2024 Outlook as of March 5, 2024 2024 Outlook • Total revenues of approximately $48 to $51 million • Non-GAAP adjusted EBITDA loss of approximately $22 to $26 million 12

Advancing medicines. Solving problems. Improving lives. Thank You